Exhibit 99.1

Investor Presentation March 2015

This Investor Presentation (the “Investor Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Del Taco Holdings, Inc . (“ Del Taco” or the "Company") or Levy Acquisition Corporation (“Levy”) or any of Del Taco’s or Levy’s affiliates' securities (as such term is defined under the U . S . Federal Securities Laws) . This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination of Del Taco and Levy and for no other purpose . The information contained herein does not purport to be all - inclusive . The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back - testing or any other information contained herein . All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have changed since the issuance of this document . Any data on past performance, modeling or back - testing contained herein is no indication as to future performance . Del Taco and Levy assume no obligation to update the information in this Investor Presentation . Forward - Looking Statements This Investor Presentation includes financial forecasts, projections, and other forward - looking statements regarding Del Taco, its business and prospects that, unless other indicated, were provided by Del Taco to Levy, and are within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, “target”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Such forward - looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Levy, Del Taco and the combined company after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties . Accordingly , actual results and performance may materially differ from results or performance expressed or implied by the forward - looking statements . These factors include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger for the business combination (the “Business Combination Agreement”) ; (2) the outcome of any legal proceedings that may be instituted against Levy, Del Taco or others following announcement of the Business Combination Agreement and transactions contemplated therein ; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of the Levy or other conditions to closing in the Business Combination Agreement ; (4) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein ; (5) the ability of Del Taco to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees ; (6) costs related to the proposed business combination ; (7) changes in applicable laws or regulations ; (8) the possibility that Del Taco may be adversely affected by other economic, business, and/or competitive factors ; and (9) other risks and uncertainties indicated from time to time in the proxy statement, including those under “Risk Factors” therein, and other filings with the Securities and Exchange Commission (“SEC”) by Levy . You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made, and Levy and Del Taco undertake no obligation to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise . Financial Presentation This presentation includes non - GAAP financial measures, including EBITDA and Adjusted EBITDA . EBITDA is calculated as earnings before interest and taxes (“EBIT”) plus depreciation and amortization (“EBITDA ”) . Non - GAAP financial measures should not be considered as alternatives to generally accepted accounting principles in the United States of America (“GAAP”), measures such as net income, operating income, net cash flows provided by operating activities or any other GAAP measure of liquidity or financial performance . Adjusted EBITDA is calculated as net income (loss) before interest expense, provision for income taxes, depreciation, amortization and items that we do not consider representative of our ongoing operating performance . A reconciliation of net income (loss) to Adjusted EBITDA for Fiscal 2013 and 2012 is set forth in the Appendix on page 28 . Furthermore, “Enterprise value” represents total enterprise value, which is calculated as equity value plus debt outstanding minus cash . For purposes of calculating Enterprise value, we have assumed that post Step 2 the enterprise value (1) will be $ 558 million . Disclaimer (1) Includes all estimated fees & expenses and founders shares . Excludes founder share earnout of 0.975 million shares that are subject to forfeiture . 1

Del Taco believes that these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Del Taco’s financial condition and results of operations . Del Taco’s management uses these non - GAAP measures to compare Del Taco’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes . These measures are used in monthly financial reports prepared for management and Del Taco’s board of directors . Del Taco believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing

Del Taco’s financial measure with other similar companies, many of which present similar non - GAAP financial measures to investors . Management of Del Taco does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Del Taco’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results . You should review Del Taco’s audited financial statements, which will be presented in Levy’s preliminary proxy statement to be filed with the SEC, and not rely on any single financial measure to evaluate Del Taco’s business . The delivery of this this Investor Presentation does not at any time imply that there has been no change in the operations, financial condition, prospects, creditworthiness and status or affairs of Levy or Del Taco since the date shown on this document . Levy and Del Taco do not accept any liability whatsoever for any losses arising from the use of this document or reliance on the information contained herein . Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice . Additional Information In connection with the proposed business combination between Del Taco and Levy, Levy intends to file with the SEC a preliminary proxy statement and will mail a definitive proxy statement and other relevant documents to Levy stockholders . This presentation does not contain all the information that should be considered concerning the proposed business combination . It is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination . Levy stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, and the definitive proxy statement in connection with Levy’s solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because these materials will contain important information about Del Taco, Levy and the proposed transactions . The definitive proxy statement will be mailed to Levy stockholders as of a record date to be established for voting on the proposed business combination when it becomes available . Stockholders will also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at http : //sec . gov or by directing a request to : Levy Acquisition Corp . , 444 North Michigan Avenue, Suite 3500 , Chicago, IL 60611 , attention : Sophia Stratton . This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination . Participants in the Solicitation Levy and its directors and officers may be deemed participants in the solicitation of proxies to Levy’s stockholders with respect to the transaction . A list of the names of those directors and officers and a description of their interests in Levy is contained in Levy’s proxy statement for its 2014 annual meeting, which was filed with the SEC on November 21 , 2014 , and will also be contained in the preliminary proxy statement for the proposed business combination when it is filed with the Securities and Exchange Commission . Disclaimer (Continued) 2

Today’s Presenters Management Background Paul J.B. Murphy , III President & CEO ▪ Joined Del Taco in 2009 ▪ Former CEO & President of Einstein Noah Restaurant Group ▪ More than 30 years of restaurant experience with a focus on limited service chains and a proven track record for brand growth, strategic planning and operations Larry Levy Chairman of the Board ▪ Co - Founder and Former Chairman of Levy Restaurants, an international food service organization with over $ 1.0 billion in annual revenue ▪ Founder and Managing Partner of Levy Family Partners that has made over 200 investments (including 30 in the restaurant/hospitality industry) Steven L. Brake EVP & CFO ▪ Joined Del Taco in 2003 and was promoted to CFO in 2010 ▪ Previously worked at both Arthur Andersen and KPMG

LLP John D. Cappasola , Jr . EVP & Chief Brand Officer ▪ Joined Del Taco in 2008 and was promoted to Chief Brand Officer in 2011 ▪ Previously spent 16 years with Blockbuster in strategic marketing and concept development, field marketing and various operational roles Ari Levy President & Chief Investment Officer of LAC ▪ Managing Partner of Levy Family Partners ▪ Managing Partner and Chief Investment Officer of Lakeview Investment Group, a multi - strategy hedge fund 3

Larry Levy: Proven Leader & Experienced Restaurateur Larry Levy Co - Founded Levy Restaurants in 1978 and Grew It from a Single Chicago Delicatessen into an International Food Service Company that Generates over $ 1 Billion Dollars in Revenue . Operational and Investing Experience  Deep restaurant and real estate experience focused on : ─ Guiding strategic decisions and growth ─ Credibly and creatively enhancing marketing strategy ─ Nurturing company culture ─ Leveraging vast global network to further develop strategic relationships Proven Ability as a Value Added Partner Food Service 4

Levy Acquisition Corp. to Merge with Del Taco  On March 11, 2015, Levy Acquisition Corp. (NASDAQ:“LEVY”) entered into a definitive agreement to acquire Del Taco through the merger of a subsidiary into Del Taco. LEVY will continue to be listed on NASDAQ post business combination  Acquisition has been structured to de - risk closing by means of a two - step transaction: ─ Step 1: A $120 million investment by the Levy family and strategic investors for an approximate 46% equity ownership in Del Taco at a $500 million enterprise value before transaction fees & expenses ─ Step 2: LEVY will simultaneously enter into a definitive merger agreement for consideration reflecting the same valuation as the Step 1 investment ─ Private Placement: Concurrent with the merger of Del Taco with a subsidiary of LEVY there will be a private placement of an additional $35 million of unregistered shares at $10.00 per share, which implies an enterprise value (1) of $558 million or less than 9.0x EV / 2015E Adjusted EBITDA (2) (1) Includes all estimated fees & expenses and founders shares . Excludes founder share earnout of 0.975 million shares that are subject to forfeiture . (2) Adjusted EBITDA represents a non - GAAP measure of financial results and reflects net income (loss) before interest expense, provision for income taxes, depreciation, amortization and items that we do not consider representative of our ongoing operating performance . 5

Agenda ▪ Investment Highlights ▪ Financial Overview ▪ Transaction Overview ▪ Appendix 6

Investment Highlights ▪ Leading Mexican QSR Chain with Loyal Following ▪ Successful New Brand Strategy “Combined Solutions” in Early Stages ▪ Our Position: We Start with Fresh & Serve with Value ▪ Our Food: Un Freshing Believable® ▪ Our Menu: Diverse Menu Targets Broad Consumer Base ▪ Our Price: High Quality Food at a Tremendous Value ▪ Significant Whitespace for Growth in Both Core and New Markets ▪ Attractive Financial Profile ▪ Proven & Experienced Management Team Delivering Results 7

Del Taco at a Glance (1) Based on unit count. ▪ #2 Mexican QSR concept in the U.S. (1) ▪ Regional icon on West Coast ▪ Differentiated menu showcases a mix of Mexican - inspired cuisine and American classics Our Concept Positioned for Growth ▪ Attractive balance of traffic and check growth driving sales momentum ▪ Strong unit economics ▪ Optimized balance sheet FY2014E Key Statistics ▪ System - wide sales of $656 million ▪ 304 Company / 243 Franchised Restaurants ▪ $1.2 million System - wide Average Unit Volume ▪ $ 6.49 System - wide Average Check ▪ 10 consecutive quarters of Company - owned SSS Growth Regional Icon with Whitespace for Growth Significant Same Store Sales (“SSS”) Momentum 1.5% 0.9% 0.4% 2.0% 0.4% 3.8% 4.6% 4.9% 5.6% 5.9% 0.8% (0.2

%) (1.7%) (0.1%) (1.3%) 2.7% 3.9% 4.6% 5.6% 5.6% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Company-owned Franchised Implemented Combined Solutions 243 122 39 1 3 7 3 34 6 28 22 5 12 2 2 6 1 2 5 1 2 Company - owned: 304 Franchised: 242 (1) (1) Excludes one franchised restaurant in Guam. 8

Brand Positioning: We Start with Fresh & Serve with Value Del Taco Combines the Best Attributes from both QSR and Fast Casual. We call this QSR+ Quick Service: Speed of Service and Value Proposition Fast Casual High Quality Food and Dining Experience Strong Value Proposition Convenience & Speed Drive - Thru Option 24 - Hour Service Model Working Kitchen Fresh Ingredients High Quality Food Differentiated Service QSR Fast Casual QSR + 9

Mexican QSR System - wide Units (2) Attractive Positioning in the Growing Mexican Category System wide Sales ($millions) $7,800 $656 $658 $330 $192 $303 $93 $78 5,769 546 405 402 174 174 156 129 Source : Industry data provided by Technomic Top 500 report . (1) Represents Del Taco’s U.S. footprint. Excludes 1 franchised restaurant in Guam. (2) Del Taco, Taco Bell, Taco John’s, El Pollo Loco, Taco Bueno and Taco Cabana unit counts / system - wide sales are as of the end of calendar year 2014. Remaining Mexican QSR chains are from the Technomic Top 500 2014 report reflecting 2013 results. (1) Value / Affordability Quality Positioned at the Intersection of Quality & Value  Mexican limited service restaurants (“LSR”) sales are outperforming the broader restaurant industry  D el Taco has a differentiated QSR + positioning with advantages over Taco Bell and Chipotle ─ Exceeds QSR standards by offering a high quality, fresh made - to - order menu ─ Advantages over Fast Casual concepts with superior convenience, speed and value proposition ($Billions) $16.9 $18.0 $18.9 2012 2013 2014E Top 500 LSR Mexican Sales $223.1 $231.0 $237.5 2012 2013 2014E Top 500 Total LSR Sales Favorable Industry Tailwinds 10

Significant Unit Growth Opportunity Source: Public company filings. (1) Based on internal analysis and research conducted by third parties . (2) Excludes 1 franchised restaurant in Guam. Percentage of Domestic Potential Unit Growth Remaining 92% 83% 82% 73% 68% 60% 56% 28% 0% 25% 50% 75% 100% 1,600 Unit Potential 2,000 2,500 2,300 2,000 4,000 8,000 20,000 # of States 16 16 32 5 47 44 40 50 Units 126 546 (2) 425 405 641 1,755 8,082 5,769 (1) 11

Source: Public company filings. Note: Weighted QSR average includes Burger King, Jack in the Box, Kentucky Fried Chicken, McDonald’s, Popeye’s, Sonic, Taco Bell and Wendy’s . Weighted averaged based on unit count. Accelerating Financial Performance Across the System 1.5% 0.9% 0.4% 2.0% 0.4% 3.8% 4.6% 4.9% 5.6% 5.9% 0.8% (0.2%) (1.7%) (0.1%) (1.3%) 2.7% 3.9% 4.6% 5.6% 5.6% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Company-operated Franchised Weighted QSR Average Same Store Sales Momentum Driven by Attractive Balance of Growth in Traffic and Check 12

Accelerating Operations Improvements Best Practice Improvement Fresh Value Pricing Platform New Engagement Platform & Advertising Campaign Guest Experience Measurement Menu and New Product Development Ambience Shake - Up Reimaged Stores with New Fresh Image Create a dramatically better guest experience Elevate the brand promise through new positioning, products and branded platforms Foundation of Our Model: Combined Solutions Holistic Strategy Implemented in April 2013 that was Designed to Leverage Brand Strengths & Align Guest Experiences with an Elevated Brand Promise 13

Our Food: Fresh and High Quality  High quality food made - to - order from a working kitchen ─ Marinated chicken freshly grilled in restaurant ─ 100% real cheddar cheese grated fresh daily ─ Whole pinto beans slow cooked in our kitchens ─ Salsa made from scratch with fresh tomatoes and cilantro 14

Priced at a Discount to Both QSR and Fast Casual Competitors… $10.93 $10.17 $7.20 $6.83 $6.49 Sources: Average check data is from public company filings (JACK) and NPD (CMG and Taco Bell). Our Price: Compelling Value Proposition Average Check 1

High Quality Food at a Tremendous Value

	Del Taco	Taco Bell	Del Taco	Chipotle
				
Menu Item	Grilled Chicken Taco	Chicken Soft Taco	Epic Chicken Chipotle Ranch	Chicken Burrito
Description	Freshly grilled, marinated chicken, savory secret sauce, crisp lettuce, and freshly hand-grated cheddar cheese, in a warm flour tortilla	A warm, soft flour tortilla filled with shredded chicken, topped with crisp lettuce and real cheddar cheese	Marinated grilled chicken, fresca lime rice, tangy chipotle and cool ranch sauces, crisp bacon, freshly-grated cheddar cheese, crisp lettuce, tangy guacamole and handmade pico de gallo salsa	Flour tortilla, choice of cilantro-lime rice, pinto or black beans, grilled chicken, salsa and cheese or sour cream
Price	$1.00	$1.79	$4.99	$6.70

	Del Taco	Taco Bell	Chipotle
			
Menu Item	Pollo Asado Grilled Chicken Bowl	Chicken Cantina Bowl	Chicken Burrito Bowl
Description	Freshly grilled chicken, seasoned black beans, diced onions, fresh cilantro, and handmade pico de gallo, served over Fresca Lime rice	Fire-grilled chicken, lettuce, guacamole, pico de gallo, avocado ranch dressing, cheddar cheese and cool sour cream, all served with Latin rice and black beans	Freshly grilled chicken, choice of cilantro-lime rice, pinto or black beans, salsa, cheese and sour cream
Price	$4.00	$5.51	$6.70

Source: Self-conducted survey of Los Angeles restaurant prices as of February 2015 and are subject to change.

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Our Menu: Something for All Budgets and Dining Occasions Tiered Menu Strategy Designed to Drive Traffic and Grow Average Check  Caters to diverse preferences and budgets, capturing a broad consumer base irrespective of macroeconomic climate  Leverages branded platforms to provide consumers with strong variety while enabling pricing flexibility and margin growth  Each tier provides great value (price, flavor, quality, abundance) and targets specific guest segments Compelling Value to Consumers Product Innovation Platforms Buck & Under® Leverages Price Variety to Drive Traffic and Build Check Profit Growth Mid - Tier Leverages Variety and Targets Occasions to Grow Check Premium Leverages Freshness and Quality to Drive New Growth 3

Advertising Campaign: Un Freshing Believable® High Quality Food Fresh Ingredients Working Kitchen Value Affordability Speed & Convenience Changing the Conversation Surrounding Del Taco from Price Value to Quality… We Start with Fresh… …And Serve with Value “I’ve been going to Del Taco for years and I didn’t know they prepared the food fresh, on site… unbelievable .” - Food for Fueler “A freshly prepared bean and cheese burrito for $0.69, that’s unbelievable .” - Fast Food Fanatic “A 42 pound block of cheese, shredded throughout the day? Unbelievable .” - Fast Food Fanatic Latent Strengths Known Strengths In the Restaurant… On the Packaging… And in External Marketing Crunchtada  Pa ckaging     Featured  #Crunchtada  to  fur ther  con s umer  enga g ement   Crunchtada  Pa ckaging     Featured  #Crunchtada  to

 fur ther  con s umer  enga g ement   Featured #CrunChtada to Further Consumer engagement 4

Creating a Better Guest Experience  We significantly improved overall guest satisfaction and generated higher likelihood to return and recommend scores among targeted guest segments through operations - focused Combined Solutions elements Best Practice Improvement Accelerating Operations Improvement Guest Experience Measurement Dramatic Top Box Improveme nt Guest Top Box Rating Improvement 5

Brand Messaging Supported by Substantially Reimaged System  Ambience Shake - Up: High impact restaurant reimage program focused on critical guest - facing elements ─ Exterior refresh and interior upgrades signaled change and communicated Fresh, Quality and Value  100% of Company - owned restaurants completed by Summer 2013 and 85% of system - wide restaurants reimaged to date Revitalized Exteriors Visual “Freshness Cues” More Inviting Dining Space 6

Financial Overview 7

Historical Financial Summary $345.6 $356.3 $380.8 $14.5 $14.7 $15.2 $360.1 $371.0 $396.0 2012 2013 2014E Franchise Revenue and Sublease Income Company Restaurant Sales Total Revenue ($millions) $59.6 $64.8 $71.2 17.2% 18.2% 18.7% 2012 2013 2014E Restaurant Contribution and Margin ($millions) $52.0 $55.6 $58.8 14.4% 15.0% 14.9% 2012 2013 2014E Adjusted EBITDA (1) and Margin ($millions) SSS % (C0 / FR) 0.0% / (0.3%) 1.8% / 0.2% 5.3% / 5.2% (1) Adjusted EBITDA represents a non - GAAP measure of financial results and reflects net income (loss) before interest expense, provision for income taxes, depreciation, amortization and items that we do not consider representative of our ongoing operating performance. Please refer to the Appendix for Fiscal 2013 and 2012 reconciliation schedules. (2) Estimated adjusted 2014

EBITDA is preliminary. A reconciliation of actual adjusted 2014 EBITDA will be included in the forthc omi ng proxy expected to be filed with the SEC in March 2015. (3) Defined as (Adjusted EBITDA – Capex) / Adjusted EBITDA. Adjusted EBITDA (1) Less Capex and % Conversion (3) ($millions) $21.9 $33.3 $41.4 42.2% 59.9% 70.4% 2012 2013 2014E (2) (2) 8

Transaction Overview 9

Transaction Overview: Designed to De - Risk Merger Transaction Summary  Completion of Step 1 expected in mid - to - late March  Preliminary proxy statement expected to be filed with SEC in mid - to - late March  Shareholder Vote and Completion of Step 2 expected in June 2015 Timing  Del Taco has signed a definitive merger agreement to merge with a subsidiary of Levy Acquisition Corp. (NASDAQ:“LEVY”). The merged company will retain Del Taco’s name  Transaction is uniquely structured to de - risk the closing by means of a two - step transaction Step 1: Recapitalization of Del Taco Step 2: Public Merger Resulting in Del Taco Becoming Publicly Traded  Del Taco will merge with a subsidiary of LEVY at the same valuation as the Levy Syndicate investment  Upon closing of the merger, private investors will invest an additional $35 million at $10.00 per share into the merged company, which will be used to fund the cash portion of the merger consideration . At $10.00 per share, the transaction implies an enterprise value (1) of $558 million or less than 9.0x 2015 Adj. EBITDA for the merged company  Our $150 million of cash in Trust, after redemptions, will be used according to the following waterfall: 1 st : Pay Step 2 transaction fees and expenses (estimated to be $22 million) 2 nd : Acquire up to $60 million of incremental shares of Del Taco from current Del Taco shareholders 3 rd : General corporate purposes including potential further pay down of senior debt  The Levy Family and a group of strategic investors (“Levy Syndicate”) will privately invest $120 million in Del Taco as part of the Step 1 recapitalization  This investment will be exchanged for common stock in LEVY valued at $10.00 per share at the closing of the merger. The Levy Syndicate will receive 100% stock proceeds and are not accepting any cash consideration in the merger  The majority of Step 1 proceeds, including $35 million of additional senior debt, will be used to retire approximately $111 million 13% PIK Subordinated Notes and help strengthen Del Taco’s balance sheet. The remaining portion of the Levy Syndicate investment will be used to acquire common stock from current shareholders of Del Taco (1) Includes all estimated fees & expenses and founders shares. Excludes founder share earnout of 0.975 million shares that are s ubj ect to forfeiture. 10

Illustrative Transaction Terms

Step 1 - Sources and Uses (Estimated)

Sources of Funds ($millions)	
Rollover Term Loan, Net of Cash	$198
Revolver	10
Term Loan Add-on	25
New Investor Equity	120
Seller Rollover Equity	137
Rollover Capital Leases	18
Total Sources of Funds	**$508**

Uses of Funds ($millions)	
Rollover Term Loan, Net of Cash	$198
Rollover Capital Leases	18
Pay-off Subordinated Debt	111
Purchase Shares of Del Taco (Seller Cash-out)	29
Remaining Equity Value Rollover	137
Estimated Tax Withholding on Vested Management Equity	7
Step 1 Fees & Expenses	8
Total Uses of Funds	**$508**

Pro Forma Ownership[1] (Estimated)



8.5%
11.2%
40.0%
31.0%
9.3%
Levy Family (2)
Existing Del Taco Shareholders
Step 1 Investors (3)
Private Placement Investors
LAC Public Shareholders (4)

Step 2 - Sources and Uses (Estimated)

Sources of Funds ($millions)	
LAC Cash in Trust	$150
Additional New Investor Equity	35
Issuance of New Unregistered Shares	197
Total Sources of Funds	**$382**

Uses of Funds ($millions)	
Estimated Cash for Redemptions	$0
Step 2 Fees & Expenses	22
Reduce Seller Roll-over Equity	95
Potential Term Loan Paydown	68
Exchanging Del Taco Holdings for LAC	197
Total Uses of Funds	**$382**

Capitalization[1] (Estimated)

	Shares (millions)	Dollar Value ($millions)[5]
Levy Family[2]	3.2	32
Existing Del Taco Shareholders	4.2	42
Step 1 Investors[3]	11.6	116
Private Placement Investors	3.5	35
LAC Public Shareholders[4]	15.0	150
Total Equity	**37.5**	**$375**
Revolver and Term Loan, Net of cash		$165
Capital Leases		18
Total Debt		**$183**
Total Capitalization		**$558**

(1) Excludes founder share earnout of 0.975 million shares that are subject to forfeiture.
(2) Includes 1.4 million of founders shares.
(3) Includes 1.4 million of founders shares.
(4) Does not include founders shares.
(5) Assumes share price of $10.00 for shares outstanding.

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Comparable Company Analysis EV / 2015E Adjusted EBITDA <9.0x 20.1x 17.7x 17.5x 16.5x 14.5x 13.3x 12.4x 114.1x 40.6x 34.7x 10.6x 18.8x 13.1x 11.6x 0.0x 15.0x 30.0x 45.0x 60.0x 75.0x Primary Median: 16.5x High Growth Fast Casual Median: 37.7x Other QSR Median: 13.1x 120.0x Sources: Capital IQ and equity research estimates as of March 11, 2015. 12

Appendix 13

Adjusted EBITDA Reconciliation ($Thousands) Fiscal Year Ended 2013 2012 Net Loss $(6,539) $(8,222) Non - GAAP adjustments: Provision for income taxes 80 1,940 Interest expense, net 35,613 38,291 Depreciation and amortization 19,851 17,699 EBITDA $49,005 $49,708 Stock based compensation expense (1) 1,290 3,087 Loss on Disposal of Assets (2) 209 35 Restaurant Closure Charges, net (3) 298 716 Debt Modification Costs (4) 4,178 - Change in Fair Value of Warrant Liability (5) 33 (2,634) Pre - opening Costs (6) 596 1,080 Adjusted EBITDA $55,609 $51,992 (1) Includes non - cash, stock - based compensation. (2) Loss on disposal of assets includes the loss on disposal of assets related to retirements and replacement or write - off of leaseh old improvements or equipment. (3) Includes cost

s related to closing restaurants. (4) Includes costs associated with our debt refinancing in April 2013. (5) Relates to our fair value adjustments to the outstanding warrants issued to GSMP . (6) Pre - opening costs consist of costs directly associated with the opening of new restaurants and incurred prior to opening, includ ing restaurant labor, supplies, rent expense and other related pre - opening costs. These are generally incurred over the three to five months prior to opening . 14